Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 2001
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 8.521952
                                                       ------------------------
     Weighted average maturity                                          328.68
                                                       ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
            Principal Per   Prepayments Per    Interest Per
    Class    Certificate      Certificate       Certificate   Payout Rate
    -----    -----------      -----------       -----------   -----------
     IPO  $     1.04561059  $     0.11748983  $  0.00000000   %0.00000000
     IIPO $     3.94845378  $     0.15010131  $  0.00000000   %0.00000000
     A1   $    40.64642539  $    39.85838748  $  5.88054901   %7.49999998
     A2   $     0.00000000  $     0.00000000  $  6.32836970   %7.50000066
     A3   $     0.00000000  $     0.00000000  $  6.32836909   %7.49999994
     A5   $     0.00000000  $     0.00000000  $  6.00000000   %7.20000000
     A4   $     0.00000000  $     0.00000000  $  0.05000000   %0.06000000
     A6   $     0.00000000  $     0.00000000  $  6.32291667   %7.58750000
     A7   $     0.00000000  $     0.00000000  $  1.17708333   %1.41250000
     A8   $     0.00000000  $     0.00000000  $  6.25000000   %7.50000000
     IIA  $    11.38469419  $     8.34934522  $  5.87776025   %7.25000002
     IS   $     0.00000000  $     0.00000000  $  0.67846157   %0.85090696
     IIS  $     0.00000000  $     0.00000000  $  0.64444804   %0.79044133
     IR   $     0.00000000  $     0.00000000  $  0.00000000   %0.00000000
     IRL  $     0.00000000  $     0.00000000  $  0.00000000   %0.00000000
     M    $     0.95108215  $     0.95108215  $  6.21019472   %7.46626753
     B1   $     0.95108358  $     0.95108358  $  6.21019520   %7.46626809
     B2   $     0.95108325  $     0.95108325  $  6.21019395   %7.46626660
     B3   $     0.95108207  $     0.95108207  $  6.21019453   %7.46626729
     B4   $     0.95108085  $     0.95108085  $  6.21019574   %7.46626875
     B5   $     0.95108048  $     0.95108048  $  6.21019614   %7.46626922

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                          Accrual Amount
     Class
     A2                $        29,142.75
     A3                $        69,612.06

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $      102,202.21
                                                                    ------------

C.      The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  438,739,622.94
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,517
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance        Cusip
-----         -------           -----------------        -------        -----
IPO  $              612,410.43  $      611,768.77  $          996.90 GE0013IPO
IIPO $              499,720.04  $      497,724.26  $          984.70 G0013IIPO
A1   $          274,892,615.13  $  263,017,233.55  $          900.24 36157NMN1
A2   $            4,662,839.59  $    4,691,982.33  $        1,018.87 36157NMP6
A3   $           11,137,929.69  $   11,207,541.75  $        1,018.87 36157NMQ4
A5   $           34,500,000.00  $   34,500,000.00  $        1,000.00 36157NMS0
A4   $           34,500,000.00  $   34,500,000.00  $        1,000.00 36157NMR2
A6   $            5,520,000.00  $    5,520,000.00  $        1,000.00 36157NMT8
A7   $            5,520,000.00  $    5,520,000.00  $        1,000.00 36157NMU5
A8   $           40,630,000.00  $   40,630,000.00  $        1,000.00 36157NMV3
IIA  $           58,834,218.89  $   58,145,731.08  $          961.49 36157NMY7
IS   $          378,257,268.84  $  366,480,465.07  $          927.02 GEC0013IS
IIS  $           54,557,506.20  $   53,892,381.38  $          966.43 GE0013IIS
IR   $                    0.00  $            0.00  $            0.00 36157NMW1
IRL  $                    0.00  $            0.00  $            0.00 36157NMX9
M    $            9,380,335.18  $    9,371,396.91  $          997.17 36157NMZ4
B1   $            3,988,488.98  $    3,984,688.45  $          997.17 36157NNA8
B2   $            2,110,026.45  $    2,108,015.86  $          997.17 36157NNB6
B3   $            1,641,908.00  $    1,640,343.47  $          997.17 36157NND2
B4   $            1,172,791.43  $    1,171,673.91  $          997.17 36157NNE0
B5   $            1,643,338.01  $    1,641,772.11  $          997.17 36157NNF7

     D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            18       Principal Balance     $    4,458,480.97
                               --------                            -------------
        2.   60-89 days
             Number            8        Principal Balance     $    3,157,473.43
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            1        Principal Balance     $      126,732.33
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                       Certificate Interest
                  Class                       Rates
                   A6              %              7.58750000
                   A7              %              1.41250000
                    M              %              7.46626753
                   B1              %              7.46626809
                   B2              %              7.46626660
                   B3              %              7.46626729
                   B4              %              7.46626875
                   B5              %              7.46626922

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    9,399,732.38
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      362,948.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    9,399,732.38
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------


G.
                                           Rounding Amount
          Opening         Reimbursement      (Withdrawl)        Closing
Class     Balance             Amount                            Balance
-----     -------             ------       ---------------      -------
A5     $        999.99  $          0.00  $            0.00   $        999.99